UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS Inflation Protected Plus Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

22 Financial Statements

26 Financial Highlights

31 Notes to Financial Statements

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Summary of Administrative Fee Evaluation by Independent Fee Consultant

47 Account Management Resources

48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, does not protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 1.09%, 1.89%, 1.83% and 0.74% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Inflation Protected Plus Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	.04%	-4.20%	4.64%	3.62%
Class B	-.46%	-4.96%	3.81%	2.82%
Class C	-.37%	-4.96%	3.81%	2.85%
Institutional Class	.00%	-4.02%	4.85%	3.85%
Barclays Capital US Treasury: US TIPS Index+	1.84%	-2.04%	5.72%	4.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 9.41	$ 9.51	$ 9.52	$ 9.37
9/30/08	$ 10.09	$ 10.13	$ 10.14	$ 10.09
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .50	$ .40	$ .40	$ .54
Capital Gain Distributions	$ .15	$ .15	$ .15	$ .15
Class A Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	93	of	131	71
3-Year	57	of	109	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Barclays Capital US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Inflation Protected Plus Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$9,317	$11,143	$11,104
	Average annual total return	-6.83%	3.67%	2.85%
Class B	Growth of $10,000	$9,235	$10,988	$10,901
	Average annual total return	-7.65%	3.19%	2.34%
Class C	Growth of $10,000	$9,504	$11,186	$11,105
	Average annual total return	-4.96%	3.81%	2.85%
Barclays Capital US Treasury: US TIPS Index+	Growth of $10,000	$9,796	$11,815	$11,813
	Average annual total return	-2.04%	5.72%	4.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Inflation Protected Plus Fund — Institutional Class [] Barclays Capital US Treasury: US TIPS Index+

Comparative Results as of 3/31/09
DWS Inflation Protected Plus Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$959,800	$1,152,600	$1,151,100
	Average annual total return	-4.02%	4.85%	3.85%
Barclays Capital US Treasury: US TIPS Index+	Growth of $1,000,000	$979,600	$1,181,500	$1,181,300
	Average annual total return	-2.04%	5.72%	4.64%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 0.88% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/09
DWS Inflation Protected Plus Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Class S	.15%	-4.00%	4.76%	3.77%
Barclays Capital US Treasury: US TIPS Index+	1.84%	-2.04%	5.72%	4.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 9.38
9/30/08	$ 10.08
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .53
Capital Gain Distributions	$ .15
Class S Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	88	of	131	67
3-Year	50	of	109	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Inflation Protected Plus Fund — Class S [] Barclays Capital US Treasury: US TIPS Index+

Comparative Results as of 3/31/09
DWS Inflation Protected Plus Fund		1-Year	3-Year	Life of Fund*
Class S	Growth of $10,000	$9,600	$11,498	$11,480
	Average annual total return	-4.00%	4.76%	3.77%
Barclays Capital US Treasury: US TIPS Index+	Growth of $10,000	$9,796	$11,815	$11,813
	Average annual total return	-2.04%	5.72%	4.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,000.40	$ 995.40	$ 996.30	$ 1,001.50	$ 1,000.00
Expenses Paid per $1,000*	$ 4.54	$ 8.26	$ 8.26	$ 3.34	$ 3.29
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,020.39	$ 1,016.65	$ 1,016.65	$ 1,021.59	$ 1,021.64
Expenses Paid per $1,000*	$ 4.58	$ 8.35	$ 8.35	$ 3.38	$ 3.33
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.91%	1.66%	1.66%	.67%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Inflation Protected Plus Fund's performance for the semiannual period and the market environment for inflation-protected bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Inflation Protected Plus Fund perform during the semiannual period ended March 31, 2009?

A: The fund's Class A shares produced a total return of 0.04% for the six months ended March 31, 2009. The fund's benchmark, the Barclays Capital US Treasury: US TIPS Index, produced a total return of 1.84% for the same period.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The average return for the Lipper Treasury Inflation Protected Securities Funds category for the six months was 0.10%.2

1 The Barclays Capital US Treasury: US TIPS Index is an unmanaged index consisting of all US Treasury Inflation Protected Securities. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Treasury Inflation Protected Securities Funds category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Treasury Inflation Protected Securities Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the six-month period.

A: The fixed-income markets experienced a high degree of volatility early in the period as fallout from the housing and credit crises continued. The credit crunch resulting from issues with financial institutions worldwide that exploded into view in September of 2008 led to a sharp slowdown in global economic growth during the fourth quarter of the year. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and severe underperformance for virtually all other segments of the bond market. The TIPS market declined over the fourth quarter, as the ongoing deterioration in economic conditions and declining prices for oil and other commodities shifted market expectations toward deflation.

In mid-December, the US Federal Reserve Board (the Fed) brought short-term interest rates to essentially zero, setting a target range for the benchmark federal funds rate (the overnight rate charged by banks when they borrow money from each other) of between 0% and 0.25%. In addition, as the period unfolded, the Fed and US Treasury rolled out a series of unprecedented measures to restore liquidity to the financial sector and restore working credit markets. Investor risk tolerance began to return over the first quarter of 2009, as the extraordinary government actions gained traction with market participants. In a reversal of trends, credit-oriented sectors such as corporate bonds outperformed Treasuries by wide margins. The TIPS market, which had been trading at levels anticipating deflation over the next several years, experienced a sharp rise toward the end of the period as investors began to price in a less severe economic climate.

Q: Can you review inflation-indexed bonds and how they work?

A: An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is the Treasury Inflation-Protected Security (TIPS). With TIPS, both the value of the interest income and principal paid on the security is adjusted to track changes in the Urban Consumer Price Index (CPI-U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation is 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If there was 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060.90 x 0.97).

Q: Can you review how you managed the fund and what helped or hurt performance?

A: The fund's core portfolio is invested in TIPS, i.e., Treasury Inflation-Protected Securities. In general, we strive to maintain a neutral duration with the fund's TIPS holdings, as we believe that more value can be added through security selection and our global tactical asset allocation overlay strategy than by guessing the direction of interest rates.3 In doing so, we hold a subset of securities meant to track or slightly outperform the Barclays Capital US Treasury: US TIPS Index.

3 The global tactical asset allocation strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

The TIPS market suffered from deflation expectations early in the period, falling 3.48% in the fourth quarter of 2008. As the period progressed, investors gained a degree of confidence that government actions to ease the financing environment would keep the economy from going into free fall. This led to a sharp rally for TIPS and a positive return for the fund's core TIPS position over the full six months.

In addition to TIPS, the fund will have exposure to non- government inflation-protected securities when we perceive that they are trading at levels that reflect strong value relative to TIPS. With investors focused strongly on Treasury securities, we have been looking to add a degree of exposure to inflation- protected securities that are less fully priced. Unfortunately, these holdings constrained the fund's performance over the six months. In particular, an insurer-backed issue suffered from adverse sentiment that impacted the sector overall, and the fund's FNMA (Federal National Mortgage Association) exposure underperformed as foreign governments pulled money back to their own countries.

On the plus side, we successfully executed trades designed to take advantage of disparities between the relative value of TIPS versus traditional Treasuries. In addition, some other funds that seek to provide inflation protection include exposure to commodities or real estate-related holdings. This fund had no exposure in these areas, which helped returns as prices for oil and other commodities weakened over the period.

As part of our approach, we seek to enhance total returns by employing a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), seeks to identify the relative value to be found among global bond and currency markets and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the six months, the alpha strategy was essentially a neutral factor.

Q: What is your overall view of the investment environment for TIPS?

A: At the end of March, the TIPS market was pricing in slightly positive inflation of about 0.3% over the next five years. We believe this extremely modest inflation outlook continues to suggest attractive relative value under most likely inflation scenarios. This view is bolstered by the clear commitment of the government to do whatever it takes to restore a functioning credit system to support the economy. In addition, with Treasury yields at historic lows, there is a strong case to be made that investors stand to do better in TIPS than Treasuries going forward.

While inflation may seem to be the least of investor worries, we have seen that market sentiment can shift with extreme rapidity. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe this fund continues to offer a compelling diversification opportunity. We will continue to closely monitor Fed policy and economic conditions as we seek to provide maximum inflation-adjusted return, consistent with preservation of capital.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	3/31/09	9/30/08

Government & Agency Obligations	95%	96%
Corporate Bonds	4%	3%
Cash Equivalents	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/09	9/30/08

US Government and Agencies	96%	97%
AA	4%	3%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/09	9/30/08

Less than 1 year	—	1%
1-4.99 years	17%	44%
5-9.99 years	24%	25%
Greater than 10 years	59%	30%
	100%	100%

Weighted average effective maturity: 9.3 and 9.2 years, respectively.

Asset Allocation, Quality and Effective Maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 3.7%
Financials
Pacific Life Global Funding, 144A, 2.15%*, 6/2/2018 (Cost $5,000,000)	5,000,000	4,150,650
Government & Agency Obligations 93.9%
US Government Sponsored Agencies 5.8%
Federal National Mortgage Association, 0.341%*, 8/8/2011	7,000,000	6,545,000
US Treasury Obligations 88.1%
US Treasury Bills:
0.13%**, 6/11/2009 (a)	485,000	484,826
0.29%**, 6/18/2009 (a)	189,000	188,934
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028	8,565,620	8,201,581
2.375%, 1/15/2025	9,519,830	9,891,694
3.375%, 4/15/2032	1,784,055	2,291,954
3.625%, 4/15/2028	10,442,080	12,873,122
US Treasury Inflation-Indexed Notes:
0.625%, 4/15/2013	3,495,800	3,459,751
1.375%, 7/15/2018	6,853,070	6,797,389
1.625%, 1/15/2018	6,046,320	6,110,562
1.875%, 7/15/2013 (b)	10,919,775	11,192,769
2.0%, 4/15/2012	4,161,480	4,281,123
2.0%, 1/15/2014 (b)	13,710,600	14,126,196
2.0%, 1/15/2016	9,572,940	9,875,081
3.0%, 7/15/2012	1,174,160	1,249,379
3.375%, 1/15/2012	2,972,350	3,160,910
US Treasury Notes:
2.75%, 2/15/2019	2,000,000	2,010,940
4.875%, 4/30/2011	3,000,000	3,251,016
		99,447,227
Total Government & Agency Obligations (Cost $106,775,652)		105,992,227
	Shares	Value ($)

Securities Lending Collateral 18.2%
Daily Assets Fund Institutional, 0.78% (c) (d) (Cost $20,489,250)	20,489,250	20,489,250

Cash Equivalents 1.2%
Cash Management QP Trust, 0.53% (c) (Cost $1,343,105)	1,343,105	1,343,105
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $133,608,007)+	117.0	131,975,232
Other Assets and Liabilities, Net	(17.0)	(19,144,431)
Net Assets	100.0	112,830,801
*Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2009.
**Annualized yield at time of purchase, not a coupon rate.
+ The cost for federal income tax purposes was $133,644,987. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $1,669,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $3,185,059 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,854,814.
(a) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $19,939,280, which is 17.7% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At March 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	14	1,107,307	1,098,409	(8,898)
10 Year US Treasury Note	6/19/2009	9	1,090,853	1,116,703	25,850
2 Year US Treasury Note	6/30/2009	25	5,419,211	5,447,266	28,055
Federal Republic of Germany Euro-Schatz	6/8/2009	57	8,210,768	8,201,202	(9,566)
United Kingdom Long Gilt Bond	6/26/2009	34	5,906,013	6,010,787	104,774
Total net unrealized appreciation					140,215

At March 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2009	14	1,386,958	1,406,884	(19,926)
10 Year Japanese Government Bond	6/11/2009	6	8,408,872	8,373,996	34,876
Federal Republic of Germany Euro-Bund	6/8/2009	20	3,276,423	3,306,354	(29,931)
Total net unrealized depreciation					(14,981)

As of March 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	1,670,550	AUD	2,590,000	4/15/2009	128,254
USD	402,174	CAD	518,000	4/15/2009	8,686
USD	2,895,943	CHF	3,444,000	4/15/2009	130,579
USD	224,112	NOK	1,555,000	4/15/2009	7,114
USD	406,516	NZD	793,000	4/15/2009	45,391
USD	1,017,919	SEK	8,930,000	4/15/2009	68,414
Total unrealized appreciation					388,438
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US $)
USD	2,620,850	JPY	254,706,000	4/15/2009	(47,124)
EUR	2,762,000	USD	3,539,061	4/15/2009	(130,394)
GBP	882,000	USD	1,213,676	4/15/2009	(51,910)
Total unrealized depreciation					(229,428)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 20,489,250	$ 125,234
Level 2	100,790,332	159,010
Level 3	10,695,650	—
Total	$ 131,975,232	$ 284,244
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2009.

Investments in Securities
Balance as of September 30, 2008	$ 11,637,272
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(950,206)
Amortization premium/discount	8,584
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of March 31, 2009	$ 10,695,650
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2009	$ (950,206)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $111,775,652) — including $19,939,280 of securities loaned)	$ 110,142,877
Investment in Daily Assets Fund Institutional (cost $20,489,250)*	20,489,250
Investment in Cash Management QP Trust (cost $1,343,105)	1,343,105
Total investments, at value (cost $133,608,007)	131,975,232
Cash	20,000
Deposits with brokers for open futures	629,675
Receivable for Fund shares sold	171,700
Interest receivable	627,143
Receivable for variation margin on open futures contracts	65,888
Unrealized appreciation on forward foreign currency exchange contracts	388,438
Due from Advisor	9,945
Other assets	37,735
Total assets	133,925,756
Liabilities
Payable upon return of securities loaned	20,489,250
Payable for Fund shares redeemed	240,838
Distributions payable	21,102
Unrealized depreciation on forward foreign currency exchange contracts	229,428
Accrued management fee	33,067
Other accrued expenses and payables	81,270
Total liabilities	21,094,955
Net assets, at value	$ 112,830,801
Net Assets Consist of
Distributions in excess of net investment income	(853,698)
Net unrealized appreciation (depreciation) on: Investments	(1,632,775)
Futures	125,234
Foreign currency	154,746
Accumulated net realized gain (loss)	(12,093,713)
Paid-in capital	127,131,007
Net assets, at value	$ 112,830,801
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($22,977,065 ÷ 2,442,950 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.41
Maximum offering price per share (100 ÷ 97.25 of $9.41)	$ 9.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,545,922 ÷ 267,656 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.51

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,475,457 ÷ 995,594 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.52
Class S Net Asset Value, offering and redemption price(a) per share ($13,162,218 ÷ 1,403,927 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.38

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($64,670,139 ÷ 6,898,713 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.37
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Interest	$ 132,505
Interest — Cash Management QP Trust	9,384
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	85,700
Total Income	227,589
Expenses: Management fee	240,294
Administration fee	60,057
Distribution and service fees	83,620
Services to shareholders	45,166
Custodian fee	7,895
Auditing	36,000
Legal	5,754
Trustees' fees and expenses	2,705
Reports to shareholders	29,943
Registration fees	31,118
Other	13,348
Total expenses before expense reductions	555,900
Expense reductions	(72,130)
Total expenses after expense reductions	483,770
Net investment income (loss)	(256,181)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(10,735,627)
Futures	714,401
Foreign currency	(2,220,997)
(12,242,223)
Change in net unrealized appreciation (depreciation) on: Investments	9,121,511
Futures	327,475
Foreign currency	224,224
9,673,210
Net gain (loss)	(2,569,013)
Net increase (decrease) in net assets resulting from operations	$ (2,825,194)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income	$ (256,181)	$ 7,798,039
Net realized gain (loss)	(12,242,223)	2,486,332
Change in net unrealized appreciation (depreciation)	9,673,210	(11,724,006)
Net increase (decrease) in net assets resulting from operations	(2,825,194)	(1,439,635)
Distributions to shareholders: Net investment income: Class A	(1,156,588)	(223,700)
Class B	(96,439)	(7,435)
Class C	(360,794)	(38,262)
Class S	(662,554)	(218,215)
Institutional Class	(3,982,688)	(1,313,580)
Net realized gains: Class A	(341,334)	(42,883)
Class B	(35,700)	(3,419)
Class C	(134,477)	(17,900)
Class S	(185,149)	(56,968)
Institutional Class	(1,095,131)	(290,275)
Total distributions	(8,050,854)	(2,212,637)
Fund share transactions: Proceeds from shares sold	20,832,949	172,534,128
Reinvestment of distributions	7,450,043	2,059,733
Cost of shares redeemed	(80,758,652)	(33,510,852)
Redemption fees	7,335	5,428
Net increase (decrease) in net assets from Fund share transactions	(52,468,325)	141,088,437
Increase (decrease) in net assets	(63,344,373)	137,436,165
Net assets at beginning of period	176,175,174	38,739,009
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $853,698 and $5,661,546, respectively)	$ 112,830,801	$ 176,175,174

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 9.97	$ 9.91	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.02)	.70	.38	.47	.06
Net realized and unrealized gain (loss)	(.01)	(.29)	.17	(.25)	.07
Total from investment operations	(.03)	.41	.55	.22	.13
Less distributions from: Net investment income	(.50)	(.22)	(.48)	(.42)	(.02)
Net realized gains	(.15)	(.07)	(.01)	—	—
Total distributions	(.65)	(.29)	(.49)	(.42)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.41	$ 10.09	$ 9.97	$ 9.91	$ 10.11
Total Return (%)[d,e]	.04**	3.94	5.78	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	30	4	1.1
Ratio of expenses before expense reductions (%)	1.12*	1.03	1.81	2.08	2.52*
Ratio of expenses after expense reductions (%)	.91*	.90	.90	.90	.90*
Ratio of net investment income (%)	(.53)*	6.76	3.94	4.88	2.47*
Portfolio turnover rate (%)	61**	91	167	331	28*
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class B Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.13	$ 10.02	$ 9.95	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.06)	.62	.31	.40	.04
Net realized and unrealized gain (loss)	(.01)	(.29)	.17	(.26)	.08
Total from investment operations	(.07)	.33	.48	.14	.12
Less distributions from: Net investment income	(.40)	(.15)	(.40)	(.31)	(.00)***
Net realized gains	(.15)	(.07)	(.01)	—	—
Total distributions	(.55)	(.22)	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.51	$ 10.13	$ 10.02	$ 9.95	$ 10.12
Total Return (%)[d,e]	(.46)**	3.12	5.01	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3.3		.1	.1
Ratio of expenses before expense reductions (%)	1.93*	1.89	2.58	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.66*	1.65	1.65	1.65	1.65*
Ratio of net investment income (%)	(1.28)*	6.01	3.19	4.13	1.72*
Portfolio turnover rate (%)	61**	91	167	331	28*
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.14	$ 10.02	$ 9.96	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.06)	.62	.31	.40	.04
Net realized and unrealized gain (loss)	(.01)	(.28)	.16	(.25)	.08
Total from investment operations	(.07)	.34	.47	.15	.12
Less distributions from: Net investment income	(.40)	(.15)	(.40)	(.31)	(.00)***
Net realized gains	(.15)	(.07)	(.01)	—	—
Total distributions	(.55)	(.22)	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.52	$ 10.14	$ 10.02	$ 9.96	$ 10.12
Total Return (%)[d,e]	(.37)**	3.12	4.90	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	1	1.1
Ratio of expenses before expense reductions (%)	1.87*	1.83	2.46	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.66*	1.65	1.65	1.66	1.65*
Ratio of net investment income (%)	(1.28)*	6.01	3.19	4.12	1.72*
Portfolio turnover rate (%)	61**	91	167	331	28*
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Class S Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.08	$ 9.96	$ 9.90	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.01)	.72	.40	.48	.06
Net realized and unrealized gain (loss)	(.01)	(.29)	.16	(.26)	.08
Total from investment operations	(.02)	.43	.56	.22	.14
Less distributions from: Net investment income	(.53)	(.24)	(.49)	(.44)	(.02)
Net realized gains	(.15)	(.07)	(.01)	—	—
Total distributions	(.68)	(.31)	(.50)	(.44)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.38	$ 10.08	$ 9.96	$ 9.90	$ 10.12
Total Return (%)[d]	.15**	4.04	5.87	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	5	1.2
Ratio of expenses before expense reductions (%)	.94*	.88	1.47	1.79	2.39*
Ratio of expenses after expense reductions (%)	.67*	.70	.75	.80	.80*
Ratio of net investment income (%)	(.29)*	6.96	4.08	4.98	2.57*
Portfolio turnover rate (%)	61**	91	167	331	28*
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Institutional Class Years Ended September 30,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 9.97	$ 9.91	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	(.01)	.73	.41	.50	.07
Net realized and unrealized gain (loss)	(.02)	(.29)	.16	(.26)	.07
Total from investment operations	(.03)	.44	.57	.24	.14
Less distributions from: Net investment income	(.54)	(.25)	(.50)	(.45)	(.02)
Net realized gains	(.15)	(.07)	(.01)	—	—
Total distributions	(.69)	(.32)	(.51)	(.45)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.37	$ 10.09	$ 9.97	$ 9.91	$ 10.12
Total Return (%)[d]	.00**	4.21	6.05	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	119	27	23	20
Ratio of expenses before expense reductions (%)	.72*	.74	1.36	1.67	2.12*
Ratio of expenses after expense reductions (%)	.66*	.65	.65	.65	.65*
Ratio of net investment income (%)	(.28)*	7.01	4.19	5.13	2.72*
Portfolio turnover rate (%)	61**	91	167	331	28*
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Inflation Protected Plus Fund (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may engage in forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders annually. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. In the case of US Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures contracts as an efficient means of managing allocation between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may also utilize futures as part of its global tactical overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $75,516,673 and $134,713,284, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.66%
Institutional Class	.65%

Accordingly, for the six months ended March 31, 2009, the Advisor waived portion of its fee pursuant to the management agreement aggregating $32,569 and the amount imposed aggregated $207,725, which was equivalent to an annualized effective rate of 0.35% of the Fund's daily average net assets.

In addition, the Advisor reimbursed $4,097 and $358 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration fee of $60,057, of which $9,333 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 12,647	$ 12,647
Class B	2,253	2,253
Class C	5,794	5,794
Class S	8,656	8,656
Institutional Class	103	103
	$ 29,453	$ 29,453

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 8,751	$ 1,515
Class C	32,947	5,755
	$ 41,698	$ 7,270

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 28,139	$ 4,675	$ 286.20%
Class B	2,854	229	240.22%
Class C	10,929	737	1,691.23%
	$ 41,922	$ 5,641	$ 2,217

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009 aggregated $6,287.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for Class B and Class C shares aggregated $4,762 and $6,860, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,869, of which $4,339 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $8 and $4, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Ownership of the Fund

As of March 31, 2009, the DWS Alternative Asset Allocation Plus Fund held 40% of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	830,913	$ 7,787,266	3,772,369	$ 39,308,848
Class B	73,270	690,852	256,422	2,689,023
Class C	271,336	2,544,184	1,030,746	10,801,727
Class S	340,428	3,166,020	1,509,189	15,644,494
Institutional Class	725,611	6,644,627	10,014,713	104,090,036
		$ 20,832,949		$ 172,534,128
Shares issued to shareholders in reinvestment of distributions
Class A	154,580	$ 1,409,163	23,268	$ 238,925
Class B	10,805	99,480	935	9,545
Class C	42,673	393,229	3,392	34,641
Class S	72,567	659,546	24,837	253,803
Institutional Class	537,783	4,888,625	148,589	1,522,819
		$ 7,450,043		$ 2,059,733
Shares redeemed
Class A	(1,560,623)	$ (14,806,666)	(1,226,104)	$ (12,758,909)
Class B	(74,799)	(706,912)	(33,307)	(348,667)
Class C	(263,092)	(2,471,987)	(225,099)	(2,354,095)
Class S	(469,622)	(4,404,079)	(600,894)	(6,273,853)
Institutional Class	(6,137,527)	(58,369,008)	(1,129,900)	(11,775,328)
		$ (80,758,652)		$ (33,510,852)
Redemption fees		$ 7,335		$ 5,428
Net increase (decrease)
Class A	(575,130)	$ (5,606,920)	2,569,533	$ 26,790,633
Class B	9,276	83,420	224,050	2,349,901
Class C	50,917	466,687	809,039	8,485,577
Class S	(56,627)	(575,756)	933,132	9,624,799
Institutional Class	(4,874,133)	(46,835,756)	9,033,402	93,837,527
		$ (52,468,325)		$ 141,088,437

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009